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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): DECEMBER 2, 2005


                            PER-SE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


                  DELAWARE                                 000-19480                  58-1651222
(State or other jurisdiction of incorporation)        (Commission File No.)          (IRS Employer
                                                                                   Identification No.)


1145 SANCTUARY PARKWAY, SUITE 200, ALPHARETTA, GEORGIA            30004
       (Address of principal executive offices)                 (Zip Code)


                                 (770) 237-4300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01         OTHER EVENTS.

                  On December 2, 2005, Per-Se Technologies, Inc. ("Per-Se") issued a press release announcing that the Registration Statement on Form S-4 relating to the proposed merger between Per-Se and NDCHealth Corporation has been declared effective by the Securities and Exchange Commission, and that each company will hold a special meeting of stockholders on January 5, 2006, to approve matters relating to the proposed merger. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibit 99.1 - Press Release dated December 2, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 2, 2005

                                     PER-SE TECHNOLOGIES, INC.



                                     By: /s/ CHRIS E. PERKINS
                                         -------------------------------
                                          Chris E. Perkins
                                          Executive Vice President
                                          and Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT
  NO.                      DESCRIPTION
-------                    -----------

  99.1       Press Release dated December 2, 2005.